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                               SEMI-ANNUAL REPORT









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                              India Technology Fund

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                                  June 30, 2000




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                         VENUS CAPITAL MANAGEMENT, INC.
                  31 Milk Street, Suite # 315, Boston, MA 02109
             Ph: 1(617)423-1901, 1(800)720-6850; Fax:1(617)423-1011
            Email: venus@venuscapital.com URL: www.venuscapital.com



Dear Shareholders:

The India Technology Fund (ITF) is the first fund in US, which gives the small investor a chance to invest in the high-tech sector in India. The fund is not just a bet on the high-tech sector in India but is a bet on Indians, as a whole community. ITF intends to invest 50% of the money in US companies founded by Indians and the rest half in India.

Similar to our fund is the Amidex35 Index Fund, which invests in Israeli companies both in Israel and in US. The difference being that ITF is not an index fund. We essentially aim to beat the benchmarked index by better stock picking.

The success of Indians in networking space in USA has created a tremendous opportunity for the ITF. Indians have created tremendous amount of wealth, generated by the intellectual property (IP) they have patented. The ITF will invest in companies, which possess tremendous IP value. Juniper, Sycamore, i2, Tibco, Transwitch, Broacade, Q-logic and Redback are all Indian founded companies, now enjoying billions in valuation, in the stock market today. The 50% to be invested in US will go in companies such as mentioned above. Out of this portion there will be some companies (up to 20%), which may be privately owned (unlisted) and these will tend to be late stage investments in venture capital/pre-IPO situations.

On the India front, the software sector continues to grow at an average rate of 65% and exports out of India are expected to cross $6 Billion, this year versus $4.4 Billion last year. ITF strategy is to focus on companies, which are led by visionaries, who can assess the new areas of growth and enter them early. Companies that can identify the opportunities, in the international markets, early are usually the most efficiently managed. We will have a combination of large caps and mid-caps in this area. The new areas emerging from India are media and broadcasting, where the use of software in movie production is driving exceptional rates of growth. Telecom equipment is another emerging area in India, which we would be actively investing in.

Both in US and India, our theme is Internet infrastructure companies. We may have a few b2b companies primarily those, which we believe will survive in the long run. We expect over 80% of the money to go in the Internet infrastructure based companies.

In May-June, we did no invest much cyclically the period from September-March is better for the stock market. We expect to get fully invested by the end of October. Our current portfolio is as follows:

              Company                          Exchange Traded On
------------------------------------- -------------------------------------
Satyam Infoway                        Nasdaq
Healtheon                             Nasdaq
Stratos Lightwaves                    Nasdaq
Wipro                                 Bombay
Satyam Computers                      Bombay
------------------------------------- -------------------------------------

Satyam Infoway is the largest private Internet service provider (ISP) in India and will benefit from the rise of use of Internet, which stands at a paltry 1.2 million people currently. Healtheon, we believe will be a b2b survivor as they have over a billion in cash and the backing of Janus funds, Microsoft and News Corp. Stratos makes components and sub-systems for optical networks. Wipro, is one of the largest customized software manufacturers in India and has received the sigma level V certifications on the process methodology. There are only about 10 companies in the world, who have been able to achieve the same. Satyam Computers is one of the largest software companies in India and is planning to lists its shares in US in October.

We are continuing to find attractive opportunities in India as the software stocks have on average declined 65% from their peaks made in March, this year. The valuations are reasonable and long-term trend is extremely positive as India increases its exports from $4.4 Billion to $55 billion by 2005.

The ITF will be available at the Fidelity and Waterhouse network soon and we are spending conservatively in advertising to enhance the size of the fund. For brand awareness, we have our internal public relations staff, which continues to get stories published for us. Besides all the Indian papers, we got some press coverage in TheStreet.com, Silicon India and Smart Money (a Wall Street Journal publication). As the awareness increases and some track record builds, our attempt will be to grow the fund to $50 million in assets in the next 12 months.

We thank all shareholders for their support and confidence and will appreciate suggestions, which may help us serve better.

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India Technology Fund
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                                                         Schedule of Investments
                                                       June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                            Market Value     % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Computer Related Service
    1,500 Satyam Infoway Limited- ADR                     33,375           2.40%
                                                        --------
 Health Care
    2,500 Healtheon                                       37,031           2.67%
                                                        --------
 Semiconductors
      500 Stratos Lightwave, Inc.                         13,938           1.00%
                                                        --------

                    Total Stocks                          84,344           6.08%


 Money Market Funds
  692,627 Firstar Money Market                           692,627          49.89%
                                                        --------


          Total Money Market Funds                       692,627          49.89%


          Total Investments (Cost - 777,767)             776,971          55.96%


          Other Assets Less Liabilities                  611,400          44.04%


                    Net Assets                         1,388,371         100.00%

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India Technology Fund
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Statement of Assets and Liabilities
     June 30, 2000 (Unaudited)

Assets:
     Investment Securities at Market Value                          $    776,971
          (Identified Cost - 777,767)
     Cash                                                                618,238

     Receivables:
          Dividends and Interest                                           3,662
                                                                    ------------
               Total Assets                                            1,398,871
Liabilities
     Payable for investment securities purchased                          10,500
                                                                    ------------
               Total Liabilities                                          10,500

Net Assets                                                          $  1,388,371

Net Assets Consist of:
     Capital Paid In                                                   1,383,325
     Accumulated Realized Gain (Loss) on Investments - Net                 5,842
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net                    (796)
                                                                    ------------
Net Assets, for 137,570 Shares Outstanding                          $  1,388,371
                                                                    ============
Net Asset Value and Redemption Price
     Per Share ($1,388,371/137,570 shares)                                 10.09
Offering Price Per Share                                                   10.09

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 India Technology Fund
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 Statement of Operations
 For the period ended June 30, 2000 (Unaudited)

Investment Income:
     Dividends                                                                 -
     Interest                                                              5,842
                                                                    ------------
          Total Investment Income                                          5,842
Expenses
     Management Fees (Note 2)                                                  -
                                                                    ------------
          Total Expenses                                                       -

Net Investment Income                                                      5,842

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                       -
     Unrealized Appreciation (Depreciation) on Investments                 (796)
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on Investments                     (796)

Net Increase (Decrease) in Net Assets from Operations                      5,046


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================================================================================
India Technology Fund
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Statement of Changes in Net Assets
For two months ending June 30, 2000 (Unaudited)
                                                                       5/01/99 *
                                                                         to
                                                                       6/30/00
From Operations:
     Net Investment Income                                               5,842
     Net Realized Gain (Loss) on Investments                                 0
     Net Unrealized Appreciation (Depreciation)                          (796)
                                                                       -------
     Increase (Decrease) in Net Assets from Operations                   5,046

From Distributions to Shareholders
     Net Investment Income                                                   0
     Net Realized Gain (Loss) from Security Transactions                     0
                                                                       -------
     Net  Increase (Decrease) from Distributions                             0

From Capital Share Transactions:
     Proceeds From Sale of Shares                                      883,325
     Shares Issued on Reinvestment of Dividends                              0
                                                                       -------
     Cost of Shares Redeemed                                                 0

Net Increase from Shareholder Activity                                 883,325

Net Increase  in Net Assets                                            888,371

Net Assets at Beginning of Period                                      500,000

Net Assets at End of Period                                          1,388,371
                                                                     =========

Share Transactions:
     Issued                                                             87,570
     Reinvested                                                              -
     Redeemed                                                                -
                                                                       -------
Net increase (decrease) in shares                                       87,570
Shares outstanding beginning of period                                  50,000
                                                                       -------
Shares outstanding end of period                                       137,570
                                                                       =======
*Commencement of operations

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India Technology Fund
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Financial Highlights (Unaudited)
Selected data for a share outstanding throughout the period:
                                                                       5/01/99**
                                                                         to
                                                                       6/30/00
Net Asset Value -
     Beginning of Period                                                10.00
Net Investment Income                                                    0.10
Net Gains or Losses on Securities
     (realized and unrealized)                                          (0.01)
                                                                        ------
Total from Investment Operations                                         0.09

Dividends
     (from net investment income)                                        0.00
Distributions (from capital gains)                                       0.00
Return of Capital                                                        0.00
                                                                        ------
     Total Distributions                                                 0.00

Net Asset Value -
     End of Period                                                      10.09
Total Return                                                             0.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                  1,388

Ratio of Expenses to Average Net Assets                                  0.00% *
Ratio of Net Income to Average Net Assets                                3.84% *
Portfolio Turnover Rate                                                  0.00% *

* Annualized
** commencement of operations.

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India Technology Fund
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                                                   Notes to Financial Statements
                                                       June 30, 2000 (Unaudited)

  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in November 1999. The Fund's investment objective is to obtain long-term capital appreciation. In seeking its objective, this Fund will invest at least 70% of its total assets in securities of Indian technology companies. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a common and preferred stock, convertible debt and equity instruments. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Venus Capital Management, Inc. As compensation for the Adviser's services to the Fund, the Fund will pay the Advisor a performance-based management fee ranging from 0.00%- 5.00% of the Fund's net asset value, calculated monthly by comparing the funds investment advisory by comparing the Fund's investment performance to a target during the most recent twelve-month period. The Fund paid investment management fees of $0 during the two months ending June 30, 2000.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Venus Capital Management, Inc. are also owners and/or directors of the India Technology Fund. These individuals may receive benefits from any management fees paid to the Advisor.

     As of June 30, 2000, VLS International, SA owned 36.05% of the Fund. This shareholder is considered a control person as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,383,325.


  5.)PURCHASES AND SALES OF SECURITIES
     During the two months ending June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $85,140 and $0 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


  6.)FINANCIAL INSTRUMENTS DISCLOSURE
     There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 2000.


  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost. At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation          (Depreciation)          Net Appreciation (Depreciation)
     5,273                 (6,069)                           (796)



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                                Board of Trustees
                                 John Gutjreund
                                  Rajvir Singh
                                  S. Afiq Raza
                                 Vikas Mehrotra

                               Investment Adviser
                            Venus Capital Management.
                             31 Milk St.. Suite 315
                                Boston, MA 02109


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                     Counsel
                            Duval & Stachenfeld LLP,
                            300 E 42nd St. 3rd floor
                               New York, NY 10017


                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                           Boston, Massachusetts 02110